BORROWINGS	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
BORROWINGS
Borrowings

Short-term borrowings on the Consolidated Balance Sheets include repurchase agreements utilized for corporate sweep accounts with cash management account agreements in place, overnight advances from the Federal Loan Home Bank (FHLB) and a short-term line of credit. All repurchase agreements are subject to terms and conditions of repurchase/security agreements between First Financial Bank and the client. To secure the Bank's liability to the client, First Financial Bank is authorized to sell or repurchase U.S. Treasury, government agency and mortgage-backed securities.

During the second quarter of 2014, First Financial entered into a short-term credit facility with an unaffiliated bank for $15.0 million that matures on June 1, 2015. This facility can have a variable or fixed interest rate and provides First Financial additional liquidity, if needed, for various corporate activities, including the repurchase of First Financial shares and the payment of dividends to shareholders. As of December 31, 2014, there was no outstanding balance. The credit agreement requires First Financial to comply with certain covenants including those related to asset quality and capital levels. First Financial was in compliance with all covenants associated with this line of credit as of December 31, 2014.

The following is a summary of short-term borrowings for the last three years:

	2014		2013		2012
(Dollars in thousands)	Amount	Rate	Amount	Rate	Amount	Rate
At December 31,
Federal funds purchased and securities sold under agreements to repurchase	$103,192	0.05%	$94,749	0.05%	$122,570	0.13%
Federal Home Loan Bank borrowings	558,200	0.18%	654,000	0.17%	502,000	0.17%
Total	$661,392	0.16%	$748,749	0.16%	$624,570	0.16%

Average for the year
Federal funds purchased and securities sold under agreements to repurchase	$119,795	0.05%	$115,486	0.08%	$86,980	0.08%
Federal Home Loan Bank borrowings	627,181	0.19%	472,062	0.23%	111,295	0.17%
Total	$746,976	0.17%	$587,548	0.20%	$198,275	0.13%

Maximum month-end balances
Federal funds purchased and securities sold under agreements to repurchase	$132,332		$158,911		$170,751
Federal Home Loan Bank borrowings	820,500		654,000		502,000

Long-term debt primarily consists of FHLB long-term advances and repurchase agreements utilizing investment securities pledged as collateral. These instruments are primarily utilized to reduce overnight liquidity risk and to mitigate interest rate sensitivity on the Consolidated Balance Sheets. First Financial has $25.0 million in repurchase agreements which have remaining maturities of less than 1 year and a weighted average rate of 3.54%. Securities pledged as collateral in conjunction with the repurchase agreements are included within Investment securities on the Consolidated Balance Sheets.

FHLB advances, both short-term and long-term, must be collateralized with qualifying assets, typically certain commercial and residential real estate loans, as well as certain government and agency securities. For ease of borrowing execution, First Financial utilizes a blanket collateral agreement with the FHLB, and at December 31, 2014, had collateral pledged with a book value of $3.2 billion.

The following is a summary of First Financial's long-term debt:

	2014		2013
(Dollars in thousands)	Amount	Average Rate	Amount	Average Rate
Federal Home Loan Bank	$22,466	2.52%	$7,505	3.72%
National Market Repurchase Agreement	25,000	3.54%	52,500	3.49%
Capital loan with municipality	775	0.00%	775	0.00%
Total long-term debt	$48,241	3.01%	$60,780	3.48%

As of December 31, 2014, First Financial's long-term debt matures as follows:

(Dollars in thousands)	FHLB	Repurchase Agreement
2015	$6,403	$25,000
2016	10,338	0
2017	55	0
2018	3,117	0
2019	969	0
Thereafter	1,584	0
Total	$22,466	$25,000